================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

         Date of report (Date of earliest event reported): May 25, 2004


                                 WORKSTREAM INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           CANADA                        001-15503                   N/A
-------------------------------   ------------------------    ----------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                  K2K-3G1
--------------------------------------------------                  -------
  (Address of Principal Executive Offices)                         (Zip Code)

                                 (613) 270 0619
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

================================================================================

Item 5. Other Events.

      On May 25, 2004, Workstream Inc. (the "Company") issued a press release announcing that the Company has signed a definitive agreement to acquire Kadiri, Inc. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      99.1 Press Release issued on May 25, 2004 by the Company

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.

Dated:  May 25, 2004                    By: /s/ Michael Mullarkey
                                           -------------------------------------
                                           Name:  Michael Mullarkey
                                           Title: Chief Executive Officer

                                  Exhibit Index

Exhibit No.   Description
-----------   -----------

99.1          Press Release issued on May 25, 2004 by Workstream Inc.